UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2015

COURIER CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts
(State or other jurisdiction of incorporation)

Commission File Number: 1-34268

IRS Employer Identification Number: 04-2502514
15 Wellman Avenue, North Chelmsford, MA	01863
(Address of principal executive offices)	(Zip Code)

(978) 251-6000
(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 7, 2015, Courier Corporation issued a press release announcing its financial results for the second quarter ended March 28, 2015. The full text of the press release is furnished as Exhibit 99.1 hereto.

Item 8.01 Other Events.

On May 7, 2015, Courier Corporation announced that a Special Meeting of Shareholders will be held on Friday, June 5, 2015 to consider and vote, among other things, upon the proposed merger with R.R. Donnelley & Sons, Inc. The full text of the press release is furnished as Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit.

99.1	Press release of Courier Corporation dated May 7, 2015 announcing financial results for the second quarter ended March 28, 2015.

99.2

Press release of Courier Corporation dated May 7, 2015 announcing that a Special Meeting of Shareholders will be held on Friday, June 5, 2015 to consider and vote, among other things, upon the proposed merger with R.R. Donnelley & Sons, Inc.

Additional Information and Where To Find It

This filing includes information relating to a proposed transaction between RR Donnelley and Courier. In connection with the proposed transaction, RR Donnelley has filed a proxy statement/prospectus with the SEC, which includes a final prospectus with respect to RR Donnelley shares to be issued in the proposed transaction and a definitive proxy statement of Courier with respect to the proposed transaction. This filing is not a substitute for the final proxy statement/prospectus or any other documents that RR Donnelley or Courier may file with the SEC or send to shareholders of Courier in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF COURIER ARE URGED TO READ THE FINAL PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED BY RR DONNELLEY OR COURIER WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the final proxy statement/prospectus and other relevant documents filed or that will be filed by RR Donnelley or Courier with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the final proxy statement/prospectus and other relevant documents filed by RR Donnelley with the SEC are available free of charge on RR Donnelley's internet website at http://investor.rrd.com/sec.cfm or by contacting RR Donnelley's Investor Relations Department at (800) 742-4455. Copies of the proxy statement/prospectus and other relevant documents filed by Courier with the SEC are available free of charge on Courier's internet website at www.courier.com or by contacting Courier Investor Relations at investorrelations@courier.com.

Use of Forward-Looking Statements

This filing includes certain "forward-looking statements" within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, including with respect to the business, strategy and plans of RR Donnelley and Courier, their expectations relating to the proposed transaction and their future financial condition and performance, including estimated synergies. Statements that are not historical facts, including statements about RR Donnelley or Courier managements' beliefs and expectations, are forward-looking statements. Words such as "believes", "anticipates", "estimates", "expects", "intends", "aims", "potential", "will", "would", "could", "considered", "likely", "estimate" and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While RR Donnelley and Courier believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond RR Donnelley's or Courier's control. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from RR Donnelley's and Courier's current expectations depending upon a number of factors affecting their businesses and risks associated with the successful execution and integration of the proposed transaction and the performance of their businesses following such transaction. These factors include, among others, successful completion of the proposed transaction, the ability to implement plans for the integration of the proposed transaction and the receipt of required approvals for the proposed transaction, and such other risks and uncertainties detailed in RRD's and Courier's respective periodic public filings with the SEC, including but not limited to those discussed (i) under "Risk Factors" in RRD's Form 10-K for the fiscal year ended December 31, 2014, in RRD's subsequent filings with the SEC and in other investor communications of RRD from time to time and (ii) under "Risk Factors" in Courier's Form 10-K for the fiscal year ended September 27, 2014 and in Courier's subsequent filings with the SEC and in other investor communications of Courier from time to time. RR Donnelley and Courier do not undertake to and specifically decline any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

Participants in the Solicitation

RR Donnelley, Courier, and their respective directors and executive officers may be considered participants in the solicitation of proxies from shareholders of Courier in connection with the proposed transaction. Information about the directors and executive officers of Courier is set forth in Amendment No. 1 to its Annual Report on Form 10-K for the year ended September 27, 2014, which was filed with the SEC on Form 10-K/A on January 26, 2015 and in its proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on February 17, 2015. Information about the directors and executive officers of RR Donnelley is set forth in its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 15, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the final proxy statement/prospectus and other relevant materials to be filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COURIER CORPORATION

	By:	/s/ Peter M. Folger
Peter M. Folger
Senior Vice President and
Chief Financial Officer
Date: May 7, 2015

Exhibit Index

99.1	Press release of Courier Corporation dated May 7, 2015 announcing financial results for the second quarter ended March 28, 2015.

99.2

Press release of Courier Corporation dated May 7, 2015 announcing that a Special Meeting of Shareholders will be held on Friday, June 5, 2015 to consider and vote, among other things, upon the proposed merger with R.R. Donnelley & Sons, Inc.

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